UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 6, Triq Paceville

St. Julians, STJ 3109

Malta

(Address of Principal Executive Offices)

356 2713 1276

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 20, 2021, Esports Entertainment Group, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). Greater than 50% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of Grant Johnson, Daniel Marks, Damian Mathews, Chul Woong Lim, Alan Alden, Warwick Bartlett, Mark Nielsen and Stuart Tilly as directors to each serve a one-year term on the Board of Directors of the Company (the “Board”) and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

Proposal	Number of Votes
	Common Stock Voted For	Percent of Votes Cast	Votes Against/Withheld	Abstentions	Broker Non-Votes
Election of Grant Johnson	7,158, 680	94.11%	447,654		3,965,528
Election of Daniel Marks	7,147,039	93.96%	459,295		3,965,528
Election of Damian Mathews	7,264,749	95.51%	341,585		3,965,528
Election of Chul Woong Lim	7,304,846	96.04%	301,488		3,965,528
Election of Alan Alden	7,034,181	92.48%	572,153		3,965,528
Election of Warwick Bartlett	7,176,603	94.35%	429,731		3,965,528
Election of Mark Nielsen	7,343,551	96.55%	262,783		3,965,528
Election of Stuart Tilly	7,143,544	93.92%	462,790		3,965,528
Non-binding advisory vote to approve compensation of the Named Executive Officers	6,983,172	91.80%	453,512	169,650	3,965,528
Ratification of Friedman LLP, the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022	11,311,624	97.75%	77,301	182,937
Potential issuance of an excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of an outstanding Convertible Note	1,466,838	19.28%	6,105,153	34,343	3,965,528

Proposal	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Non-binding advisory vote to approve the frequency of future advisory votes to approve the compensation of the Named Executive Officers	4,368,148	1,288,623	1,663,454	286,109

On the basis of the above votes, (i) Grant Johnson, Daniel Marks, Damian Mathews, Chul Woong Lim, Alan Alden, Warwick Bartlett, Mark Nielsen and Stuart Tilly were elected as members of the Board; (ii) the proposal to approve, in a non-binding advisory vote, the compensation of the Named Executive Officers was approved; (iii) the proposal to approve, in a non-binding advisory vote, of 1 year as the frequency of future advisory votes to approve the compensation of the Names Executive Officers was approved; (iv) the proposal to ratify the selection of Friedman LLP, as the Company’s independent registered public accountant for the fiscal year ending June 30, 2022 was approved; and (v) the proposal to approve the potential issuance of an excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of an outstanding Convertible Note was not approved.

“Named Executive Officers” refers to the Company’s Chief Executive Officer, Chief Technology Officer, Chief Financial Officer and Chief Legal Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Date: December 27, 2021	By:	/s/ Grant Johnson
Grant Johnson
Chief Executive Officer, and Chairman of the Board of Directors